EXHIBIT (23)B



                                                                  AUGUST 1, 1994


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the use in this Registration Statement of our report on the consolidated financial statements of Fredericksburg National Bancorp, Inc. and Subsidiary included herein and to the reference made to us under the caption "Experts" in the Prospectus.

                                             YOUNT, HYDE & BARBOUR, P.C.

Winchester, Virginia